Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	While we do not have a formal written policy in place with regard to the timing of equity awards in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity awards to take advantage of information, either positive or negative, about our company that has not been publicly disclosed.
Award Timing Method	While we do not have a formal written policy in place with regard to the timing of equity awards in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity awards to take advantage of information, either positive or negative, about our company that has not been publicly disclosed.
MNPI Disclosure Timed for Compensation Value	false